SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 27, 2014


                        ADVANCED CANNABIS SOLUTIONS, INC.
                    ----------------------------------------
                 (Name of Small Business Issuer in its charter)


        Colorado                   000-54457                 20-8096131
 ---------------------         ------------------          -----------------
(State of incorporation)     (Commission File No.)        (IRS Employer
                                                           Identification No.)

                         7750 N. Union Blvd., Suite 201
                           Colorado Springs, Co 80920
                     --------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (719) 590-1414


                               Promap Corporation
                 ---------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     On March 27, 2014 the Company issued a press release in response to the stop trading order issued by the Securities and Exchange Commission with respect to the Company's common stock. A copy of the Company's press release is attached as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 99        Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 28, 2014                   ADVANCED CANNABIS SOLUTIONS, INC.


                                       By:/s/ Robert Frichtel
                                          -------------------------------
                                          Robert Frichtel, Chief Executive
                                          Officer